Exhibit 10.08


THIS WARRANT OR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT
(i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.
                ----------


                      SERIES E WARRANT TO PURCHASE  SHARES
                        OF COMMON STOCK (this "WARRANT")

Warrant No.:  E-

Cytation  Corporation,  a Delaware corporation (the "COMPANY"), hereby certifies
that,  for  value  received,                      (the  "HOLDER"), or registered
                            ----------------------
assigns,  is the registered holder of a warrant (the "WARRANT") to subscribe for
and  purchase                shares  of  the fully paid and nonassessable Common
             ---------------
Stock  (as  adjusted  pursuant to Section 4 hereof, the "WARRANT SHARES") of the
                                  ---------
Company, at a price per share equal to three dollars ($3.00)(the "WARRANT PRICE," as adjusted pursuant to Section 4 hereof), subject to the provisions and
                                ---------
upon  the  terms  and  conditions  hereinafter  set  forth.

     As used herein, (a) the term "COMMON STOCK" shall mean the Company's presently authorized Common Stock, par value $.001 per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged, (b) the term "DATE OF GRANT" shall mean April __, 2006, and (c) the term "OTHER WARRANTS" shall mean any warrant issued upon transfer or partial exercise of this Warrant. The term "WARRANT" as used herein shall be deemed to include Other Warrants unless the context hereof or thereof clearly requires otherwise. The Warrant evidenced by this warrant certificate is a portion of a series of like warrants (collectively, the "SERIES WARRANTS") exercisable for the purchase of up to an aggregate of up to 2,000,000 shares of the Company's Common Stock (the "SERIES WARRANT SHARES"), on the Date of Grant, which Series Warrants are evidenced by certificates of like tenor (the "SERIES WARRANT CERTIFICATES") that have been issued pursuant to that certain Securities Purchase and Exchange Agreement of even date herewith (the "PURCHASE AGREEMENT").

     1.     Term.  The  purchase  right  represented  by  this  Warrant  is
            ----
exercisable, in whole or in part, at any time after the earlier of (a) the date the Registration Statement on Form SB-2 (or an alternative available form if the Company is not eligible to file a Form SB-2) covering the Warrants and underlying Warrant Shares is declared effective; or (b) twelve (12) months from the Date of Grant (the "INITIAL EXERCISE DATE") and from time to time thereafter through and including the close of business on the date three (3) years from the Initial Exercise Date (the "EXPIRATION DATE"); provided, however, that in the
                                                  --------  -------
event that any portion of this Warrant is unexercised as of the Expiration Date, the terms of Section 2(b), below, shall apply.
                -------------

     2.     Exercise;  Expiration;  Redemption.
            ----------------------------------

          a.  Method  of  Exercise; Payment; Issuance of New Warrant. Subject to
              ------------------------------------------------------
     Section  1  hereof,  the  purchase right represented by this Warrant may be
     ----------
     exercised by the holder hereof, in whole or in part and from time to time after the Initial Exercise Date, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the
                                                 ---------
     principal office of the Company and by the payment to the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised, a new Warrant representing the portion of the Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty (30)-day period.

          b.  Expiration.  In  the  event  that  any  portion of this Warrant is
              ----------
     unexercised as of the Expiration Date, such portion of this Warrant shall automatically expire, and the Holder shall have no rights with respect to such unexercised portion of this Warrant.

          c.  Maximum.  In no event shall any holder be entitled to exercise any
              -------
     Warrant Shares to the extent that, after such exercise, the sum of the number of shares of Common Stock beneficially owned by any holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrant Shares or any unexercised right held by any holder subject to a similar limitation), would result in beneficial ownership by any holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the holder upon such exercise). For purposes of this Section 2(c), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. Nothing herein shall preclude the holder from disposing of a sufficient number of other shares of Common Stock beneficially owned by the holder so as to thereafter permit the continued exercise of this Warrant.

     3.     Stock  Fully  Paid;  Reservation of Shares.  All Warrant Shares that
            ------------------------------------------
may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes (other than any taxes determined with respect to, or based upon, the income of the person to whom such shares are issued), liens and charges (other than liens or charges created by actions of the holder of this Warrant or the person to whom such shares are issued), and pre-emptive rights with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     4.     Adjustment  of  Warrant  Price and Number of Shares.  The number and
            ---------------------------------------------------
kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          a. Reclassification or Merger. In case of any reclassification, change
             --------------------------
     or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4.
                                                                 ----------

          b.  Subdivision  or  Combination  of Shares. If at any time while this
              ---------------------------------------
     Warrant remains outstanding and unexpired the Company shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

          c.  Stock  Dividends. If at any time while this Warrant is outstanding
              ----------------
     and unexpired the Company shall pay a dividend with respect to Common Stock payable in Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend.

          d. Adjustment of Number of Shares. Upon each adjustment in the Warrant
             ------------------------------
     Price, the number of Warrant Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

          e.  Excluded  Transactions.  Notwithstanding  the foregoing, Section 4
              ----------------------
     shall not apply to the issuance of stock dividend payable under the rights, preferences and designations of the Series A Convertible Preferred Stock.

     5.     Notice of Adjustments.  Whenever the  Warrant Price or the number of
            ---------------------
Warrant  Shares  purchasable  hereunder  shall be adjusted pursuant to Section 4
                                                                       ---------
hereof, the Company shall deliver to the holder of this Warrant a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment.

     6.     Fractional Shares.  No  fractional  shares  of  Common Stock will be
            -----------------
issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of a share of Common Stock on the date of exercise, or round up to the next whole number of shares, at the Company's option.

     7.     Compliance  with  Securities  Act  and  Investor  Rights  Agreement;
            --------------------------------------------------------------------
            Disposition of  Warrant  or  Warrant  Shares.
            --------------------------------------------

          a.  Compliance  with  Securities  Act.  The holder of this Warrant, by
              ---------------------------------
     acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act. Upon exercise of this Warrant, the holder hereof shall confirm in writing, by executing the form attached as Schedule 1 to Exhibit A hereto, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

     "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE
                     ----------
     ISSUED  DIRECTLY  OR  INDIRECTLY."

In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

          (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this

     Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act.

          (2) The holder understands that this Warrant and the Warrant Shares have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein. In this connection, the holder understands that, in the view of the SEC, the statutory basis for such exemption may be unavailable if the holder's representation was predicated solely upon a present intention to hold the Warrant and the Warrant Shares for the minimum capital gains period specified under applicable tax laws, for a deferred sale, for or until an increase or decrease in the market price of the Warrant and the Warrant Shares, or for a period of one (1) year or any other fixed period in the future.

          (3) The holder further understands that this Warrant and the Warrant Shares must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws, or unless exemptions from registration are otherwise available.

          (4) The holder is aware of the provisions of Rule 144 and 144A, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: the availability of certain public information about the Company, the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three (3)month period not exceeding the specified limitations stated therein.

          (5) The holder further understands that at the time it wishes to sell this Warrant and the Warrant Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the holder may be precluded from selling this Warrant and the Warrant Shares under Rule 144 and 144A even if the one (1)-year minimum holding period has been satisfied.

          b.  Exchange.  This  Warrant  may be exchanged, without payment of any
              --------
     service charge, for one (1) or more new Warrants of like tenor exercisable for the same aggregate number of shares of Common Stock upon surrender to the Company by the registered holder hereof in person or by legal representative or by attorney duly authorized in writing and, upon issuance of the new Warrant or Warrants, the surrendered Warrant shall be cancelled and disposed of by the Company.

          c.  Disposition  of  Warrant  or  Warrant  Shares. With respect to any
              ---------------------------------------------
     offer, sale or other disposition of this Warrant, or any Warrant Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Warrant Shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect) of this Warrant or such Warrant Shares and indicating whether or not under the Securities Act certificates for this Warrant or such Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with applicable laws. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Warrant Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 7(d) that the opinion of counsel for
                                    ------------
     the holder is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly after such determination has been made and neither this Warrant nor any Warrant Shares shall be sold or otherwise disposed of until such disagreement has been resolved. The foregoing notwithstanding, this Warrant or such Warrant Shares may (i) as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 and 144A under the Securities Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 and 144A have been satisfied and (ii) be offered, sold, distributed or otherwise transferred to Affiliates of the Holder without regard to this
     Section  7(d),  but  only  if  the  Company  is in receipt of an opinion of
     -------------
     counsel as to the permissibility of such transfer under federal and state securities laws and an investor representation letter from the transferee, in form and substance reasonably satisfactory to the Company. Each certificate representing this Warrant or the Warrant Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless, in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent or, if acting as its own transfer agent, the Company may stop transfer on its corporate books, in connection with such restrictions. As used herein, "AFFILIATE OF THE HOLDER" shall mean (x) any owner, shareholder, partner or member of the Holder, and (y) any other Person that directly or indirectly, through one or more intermediaries, Controls or is Controlled by or is under common Control with the Holder.

     8.     Rights  as Stockholders; Information.  No holder of this Warrant, as
            ------------------------------------
such, shall be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of the directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, until this Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. The foregoing notwithstanding, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the stockholders.

     9.     Additional  Rights.
            ------------------

          a.  Mergers.  In  the  event  that the Company undertakes to (i) sell,
              -------
     lease, exchange, convey or otherwise dispose of all or substantially all of its property or business; or (ii) merge into or consolidate with any other corporation (other than a wholly-owned Subsidiary), or effect any transaction (including a merger or other reorganization) or series of related transactions, in which more than fifty percent (50%) of the voting power of the Company is disposed of, the Company will use its best efforts to provide at least thirty (30) days notice to the holder of the terms and conditions of the proposed transaction. The Company shall cooperate with the holder in consummating the sale of this Warrant in connection with any such transaction.

     10.    Modification and Waiver.   This Warrant and any provision hereof may
            -----------------------
be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     11.    Notices.   Unless  otherwise  specifically  provided  herein,  all
            -------
communications under this Warrant shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given; (ii) on the day of transmission if sent by facsimile transmission to the number shown on the books of the Company, and telephonic confirmation of receipt is obtained promptly after completion of transmission; (iii) on the day after delivery to Federal Express or similar overnight courier; or (iv) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, return receipt requested, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant. Any party hereto may change its address for purposes of this Section 11 by
                                                                   ----------
giving the other party written notice of the new address in the manner set forth herein.

     12.    Binding  Effect  on Successors.  This Warrant shall be binding upon
            ------------------------------
any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Common Stock issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights to which the holder hereof shall continue to be entitled after such exercise or conversion in accordance with this

Warrant;  provided,  however,  that the failure of the holder hereof to make any
          --------   -------
such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

     13.    Lost  Warrants or Stock Certificates.  The Company covenants to the
            ------------------------------------
holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any loss, theft or destruction, upon receipt of an executed lost securities bond or indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     14.    Descriptive  Headings.  The  descriptive  headings  of  the several
            ---------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     15.    Governing  Law.  This  Warrant  shall  be construed and enforced in
            --------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of Florida.

     16.    Remedies.  In  case  any  one  (1)  or  more  of  the covenants and
            --------
agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

     17.    Acceptance.  Receipt  of  this  Warrant  by the holder hereof shall
            ----------
constitute  acceptance  of  and agreement to the foregoing terms and conditions.

     18.    No Impairment of Rights.  The Company will not, by amendment of its
            -----------------------
Certificate of Incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.


                              CYTATION  CORPORATION


-------------------------------------------
Charles G. Masters, Chief Executive Officer


Dated:  April    ,  2006.
             ----

                          NOTICE TO FLORIDA RESIDENTS:
          -----------------------------------------------------------
     WHERE SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA (EXCLUDING CERTAIN INSTITUTIONAL PURCHASERS DESCRIBED IN SECTION 517.061(7) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT) (THE "ACT"), ANY SUCH SALE MADE PURSUANT TO SECTION 517.061(11) OF THE ACT SHALL BE VOIDABLE BY THE PURCHASER EITHER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, OR AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

                                    EXHIBIT A
                               NOTICE OF EXERCISE



To:

1.     The  undersigned hereby elects to purchase      shares of Common Stock of
                                                 ------
Cytation Corporation (the "Company') pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

                             -----------------------
                                     (Name)


                             -----------------------

                             -----------------------
                                   (Address)

3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned will execute an Investment Representation Statement upon request of the Company, in form reasonably satisfactor to the company.


                                                -------------------------------
                                                (Signature)



---------------------
      (Date)

                        ADDENDUM TO SERIES E- __ WARRANT
                                        TO
                         PURCHASE SHARES OF COMMON STOCK

                             PIGGYBACK REGISTRATION
                             ----------------------

     This Addendum is attached to and made part of a Series E Warrant to Purchase Shares of Common Stock, Warrant No.: E - (the "E Warrant"),
                                                        ------
made  as  of  this        day  of  April,  2006,  issued by the Company.  Unless
                  --------
otherwise defined in this Addendum, all capitalized terms used herein shall have the meanings ascribed to them in the E Warrant. In the event of a conflict between this Addendum and the E Warrant, the terms of this Addendum shall control.

     If the Company, at any time after the Initial Exercise Date and before the Expiration Date (the "Exercise Period") registers (the "Registration") any of its securities under the Securities Act of 1933 (the "Securities Act"), other than by way of Commission Forms S-4 or S-8, or any successor form to either, whether or not for its own account, the Company shall give prompt written notice thereof to the Holder and, if the Holder shall so request in writing within 20 days after receipt of any such notice, the Company shall include in each Registration all Warrant Shares the Holder so requests to be registered thereunder, as well as all shares of the Company's common stock issuable upon conversion of the Holder's Series D Convertible Preferred Stock (the "SERIES D SHARES"). The Company may, in its sole discretion, include these shares in a Registration without advance notice to, and consent from, the Holder.

     All costs and expenses incident to the Company's registration of securities under the Securities Act, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company, shall, to the extent permitted by applicable federal and state securities laws, rules and regulations, be borne by the Company.

     If the Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in the Registration exceeds the number which can be sold in such offering, the Company will include in such Registration (i) first, the securities that the Company proposes to sell and (ii) second, the Warrant Shares and Series D Shares requested to be included in the Registration to the extent the managing underwriter includes such Warrant Shares and Series D Shares in the offering.

     If the Registration is an underwritten secondary registration on behalf of holders of the Company's securities and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in the Registration exceeds the number which can be sold in such offering, the Company will include in such Registration (i) first, the securities requested to be included therein by the holders requesting the Registration pursuant to a contractual right and (ii) second, the Warrant Shares and Series D Shares requested to be included in the Registration to the extent the managing underwriter includes such shares in the offering.

     If the Warrant Shares and Series D Shares are included in a Registration effected pursuant to the terms hereof, the Company shall indemnify and hold harmless the Holder, to the extent permitted by law, from and against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees except as limited hereinafter insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue or allegedly untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Holder expressly for use therein or by the Holder's failure to deliver a copy of the registration statement or prospectus or any amendments thereof or supplements thereto after the Company has furnished the Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify each underwriter, its officers and directors and each person who controls such underwriter (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holder. The indemnifying disbursements required by this paragraph will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

     If the Warrant Shares and Series D Shares are included in a Registration, the Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, the Holder shall indemnify and hold harmless the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act), from and against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees except as limited in the following paragraph) insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by the Holder and, furthermore, that the amount payable in connection with such indemnification shall not exceed the net proceeds received by the Holder for the Warrant Shares and Series D Shares owned by him and included in such Registration.

     The Holder's rights and obligations under this Addendum as to the Warrant Shares are independent of the Holder's rights and obligations under this Addendum as to the Series D Shares. If the Holder transfers this Warrant to a transferee, then that transferee shall succeed to all of the Holder's registration rights and obligations under this Addendum relating to the Warrant Shares. If the Holder transfers his, her, or its Series D Convertible Preferred Stock to a transferee, then that transferee shall succeed to all of the Holder's registration rights and obligations under this Addendum relating to the Series D Shares.

     Any person entitled to indemnification will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) unless, in such indemnified party's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the reasonable fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless, in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     The indemnification provided for herein will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of the Warrant Shares and Series D Shares. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason. If all or any part of the Warrant Shares and Series D Shares are included in a Registration covered hereunder, the Holder shall enter into such agreements and shall provide the Company with such information in connection with the Registration as shall be reasonably requested by the Company and as shall be necessary to comply with federal and state securities laws.

     IN WITNESS WHEREOF, the Company has caused this Addendum to be executed on its behalf by one of its officers thereunto duly authorized.


                              CYTATION  CORPORATION



                              By:
                                 ----------------------------
                              Name:
                                   --------------------------
                              Its:
                                  ---------------------------